Exhibit 99.1

Contact:
Mark C. Layton	Todd Fromer / Garth Russell
Chief Executive Officer	Investor Relations
or Thomas J. Madden	KCSA Strategic Communications
Chief Financial Officer	(212) 896-1215 / (212) 896-1250
(972) 881-2900	tfromer@kcsa.com / grussell@kcsa.com

PFSweb Reports 23% Service Fee Revenue Growth in Third Quarter of 2012

Compared to Prior Year

- - -

Adjusted EBITDA increases 300% compared to prior year

PFSweb Increases Fiscal 2012 Adjusted EBITDA Guidance to $10-12 Million

Allen, Texas, November 8, 2012 — PFSweb, Inc. (Nasdaq: PFSW), an international provider of end-to-end web commerce solutions, today announced its financial results for the third quarter ended September 30, 2012.

Mark Layton, Chairman and Chief Executive Officer of PFSweb, stated, “Fueled by new clients as well as increases in certain existing client activity, our Service Fee Equivalent Revenue increased 18% to $30.2 million, as compared to the third quarter of 2011. This growth, coupled with an ongoing focus on operating costs and efficiencies, resulted in an improved Adjusted EBITDA for the third quarter of 2012 to $2.8 million, a 300% increase over the same period last year. With these improved third quarter results and our current expectations of client volumes during this upcoming holiday season, we continue to target an annual increase in our Service Fee Equivalent Revenue for 2012 of 20%, and we are increasing our Adjusted EBITDA target to a range of $10 million to $12 million for the year.”

“This past quarter we finalized two new client programs, bringing our new client program count for 2012 to 10. In addition, we continue to have a robust new business pipeline with more than $50 million in average annual contract value based on client projections. To support new clients and our existing clients’ activity anticipated for this upcoming holiday season, we continue to make investments to bolster our overall capacity and reliability across all phases of our business. These enhancements are designed to provide our clients’ customers the outstanding shopping experience they desire,” added Mr. Layton.

“We are continuing to develop new solutions to position PFSweb as a leader in the eCommerce and omni-channel evolution through PFSweb’s Infinite Commerce Initiative. Our goal is to act as the global facilitator for all types of commerce for our clients across all channels and customer touch points. At this stage, we are extending our order management and eCommerce technology platforms to include cross-channel capabilities that fully integrate brick-and-mortar stores, client and third-party fulfillment facilities. We are also working on new mobile commerce capabilities, in-store customer support, kiosks and ‘clienteling’ apps,” continued Mr. Layton.

Summary of consolidated results for the third quarter ended September 30, 2012:

•

Service Fee revenue increased 23% to $28.3 million, compared to $22.9 million for the same period in 2011; Service Fee Equivalent Revenue (as defined) increased 18% to $30.2 million, compared to $25.6 million for the same period in 2011;

•	Total revenue decreased 6% to $66.5 million, compared to $70.9 million for the third quarter of 2011;

•	Adjusted EBITDA (as defined) increased 300% to $2.8 million, compared to $0.7 million for the same period in 2011;

•	Net loss was $0.4 million, or $0.03 per basic and diluted share, compared to a net loss of $1.8 million, or $0.14 per basic and diluted share, for the third quarter of 2011;

•

Non-GAAP net loss (as defined) was $62,000, or less than $0.01 per basic and diluted share, compared to a non-GAAP net loss of $1.5 million, or $0.12 per basic and diluted share, for the quarter ended September 30, 2011;

Summary of consolidated results for the nine months ended September 30, 2012:

•

Service Fee revenue increased 35% to $85.0 million, compared with $62.8 million for the nine months ended September 30, 2011; Service Fee Equivalent Revenue (as defined) increased 28% to $92.0 million, compared to $71.6 million for the same period in 2011;

•	Total revenue decreased 1% to $209.8 million compared to $211.3 million for the nine months ended September 30, 2011;

•	Adjusted EBITDA (as defined) was $8.2 million compared to $2.2 million for the nine months ended September 30, 2011;

•

Net loss was $2.2 million, or $0.17 per basic and diluted share, compared to a net loss of $5.3 million or $0.43 per basic and diluted share, for the nine months ended September 30, 2011. Net loss for the nine months ended September 30, 2012 included approximately $0.9 million of move related expenses, and $0.5 million of lease termination costs that were reflected in selling, general and administrative expenses. Net loss for the first nine months of 2011 included approximately $0.3 million of relocation related costs. Net loss for the first nine months of 2011 also included a $0.6 million net loss from discontinued operations related to eCOST.com;

•

Non-GAAP net income was $0.2 million, or $0.01 per basic and diluted share, compared to a non-GAAP net loss of $3.7 million, or $0.30 per basic and diluted share, for the nine months ended September 30, 2011.

“I am very pleased with our performance in 2012 and believe we have made the appropriate investments to finish 2012 strong. The benefits of scale in our business are clearly reflected in the improved Adjusted EBITDA results we have produced this year. However, as previously discussed, we currently expect our Service Fee Equivalent Revenue and profitability to be negatively impacted in 2013 by the conclusion or anticipated reduction of operations of several client programs, projected declines in product revenue due to the impact of restructuring efforts by our largest client relationship in our Business and Retail Connect Segment, and further by the loss of certain scale and gross margin mix benefits we achieved during 2012. While we continue to win new client relationships and generate many new and exciting opportunities in our sales pipeline, based on the client information and timing estimates we currently have, we believe it is unlikely that projected new client revenue will offset the impact of these expected reductions in 2013. We remain optimistic about our growth potential as we look towards 2014 and beyond, but our current focus on large client programs can result in large fluctuations in client activity levels as existing clients choose to move operations in-house or to other solutions and as new clients implementations begin. We expect to provide 2013 projections in the first quarter of next year as we gather more information from all our clients on their projected volumes,” concluded Mr. Layton.

Conference Call Information

Management will host a conference call at 11:00 am Eastern Time (10:00 am Central Time) on Thursday, November 8, 2012, to discuss the latest corporate developments and results. To listen to the call, please dial (888) 562-3356 and enter the pin number 58992288 at least five minutes before the scheduled start time. Investors can also access the call in a “listen only” mode via the Internet at the Company’s website, www.pfsweb.com or www.kcsa.com. Please allow extra time prior to the call to visit the site and download any necessary audio software.

A digital replay of the conference call will be available through December 10, 2012 at (855) 859-2056, pin number 58992288. The replay also will be available at the Company’s website for a limited time.

Non-GAAP Financial Measures

This news release may contain certain non-GAAP measures, including non-GAAP net income (loss), Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”), Adjusted EBITDA and Service Fee Equivalent Revenue.

Non-GAAP net income (loss) represents net income (loss) calculated in accordance with U.S. GAAP as adjusted for the impact of non-cash stock-based compensation expense, income (loss) from discontinued operations, lease termination costs and certain move related expenses.

EBITDA represents earnings (or losses) before income (loss) from discontinued operations, interest, income taxes, depreciation, and amortization. Adjusted EBITDA further eliminates the effect of stock-based compensation, lease termination costs, certain relocation related costs and certain move related expenses.

Service Fee Equivalent Revenue represents service fee revenue plus the gross profit earned on product revenue.

Non-GAAP net income (loss), EBITDA, Adjusted EBITDA and Service Fee Equivalent Revenue are used by management, analysts, investors and other interested parties in evaluating our operating performance compared to that of other companies in our industry. The calculation of non-GAAP net income (loss) eliminates the effect of stock-based compensation, income (loss) from discontinued operations, lease termination costs and certain move related expenses and EBITDA and Adjusted EBITDA further eliminate the effect of financing, income taxes, the accounting effects of capital spending and certain relocation related costs, which items may vary from different companies for reasons unrelated to overall operating performance. Service Fee Equivalent Revenue allows client contracts with similar operational support models but different financial models to be combined as if all contracts were being operated on a service fee revenue basis.

PFSweb believes these non-GAAP measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of its core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the GAAP results in the attached tables.

About PFSweb, Inc.

Iconic brands engage PFSweb to enable their eCommerce initiatives. PFSweb’s End2End eCommerce® solution includes interactive marketing services, robust eCommerce technology, global fulfillment and logistics, high-touch customer care, financial services, and order management. PFSweb’s eCommerce solutions provide international reach and expertise in both direct-to-consumer and business-to-business initiatives, supporting organizations across multiple industries including Procter & Gamble, L’Oreal, LEGO, Columbia Sportswear, Sorel, Carter’s, Lucky Brand Jeans, kate spade new york, Juicy Couture, AAFES, Riverbed, Ricoh, Hawker Beechcraft Corp, Roots Canada Ltd. and Xerox. PFSweb is headquartered in Allen, TX with additional locations in Tennessee, Mississippi, Canada, Belgium, and the Philippines.

To find out more about PFSweb, Inc. (NASDAQ: PFSW), visit the company’s website at http://www.PFSweb.com.

The matters discussed herein consist of forward-looking information under the Private Securities Litigation Reform Act of 1995 and is subject to and involves risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. PFSweb’s Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the three and six months ended June 30, 2012 identify certain factors that could cause actual results to differ materially from those projected in any forward looking statements made and investors are advised to review the Annual and Quarterly Reports and the Risk Factors described therein. PFSweb undertakes no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. There may be additional risks that we do not currently view as material or that are not presently known.

(Financial Tables Below)

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidated Statements of Operations (A)

(In Thousands, Except Per Share Data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
REVENUES:
Product revenue, net	$27,619	$37,923	$91,901	$122,005
Service fee revenue	28,260	22,949	85,022	62,819
Pass-thru revenue	10,654	9,999	32,882	26,444

Total revenues	66,533	70,871	209,805	211,268

COSTS OF REVENUES:
Cost of product revenue	25,681	35,304	84,934	113,181
Cost of service fee revenue	20,397	17,663	61,996	47,241
Cost of pass-thru revenue	10,654	9,999	32,882	26,444

Total costs of revenues	56,732	62,966	179,812	186,866

Gross profit	9,801	7,905	29,993	24,402
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	9,781	9,385	30,941	28,103

Income (loss) from operations	20	(1,480)	(948)	(3,701)
INTEREST EXPENSE, NET	236	308	758	769

Income (loss) before income taxes	(216)	(1,788)	(1,706)	(4,470)
INCOME TAX PROVISION	154	57	457	287

INCOME (LOSS) FROM CONTINUING OPERATIONS	(370)	(1,845)	(2,163)	(4,757)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX	—	20	—	(569)

NET INCOME (LOSS)	$(370)	$(1,825)	$(2,163)	$(5,326)

NON-GAAP INCOME (LOSS)	$(62)	$(1,499)	$167	$(3,702)

NET INCOME (LOSS) PER SHARE:
Basic	$(0.03)	$(0.14)	$(0.17)	$(0.43)

Diluted	$(0.03)	$(0.14)	$(0.17)	$(0.43)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic	12,783	12,688	12,777	12,509

Diluted	12,783	12,688	12,777	12,509

EBITDA	$2,522	$57	$5,886	$874

ADJUSTED EBITDA	$2,830	$707	$8,216	$2,233

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2011.

PFSweb, Inc. and Subsidiaries

Reconciliation of certain Non-GAAP Items to GAAP

(In Thousands, Except Per Share Data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
NET INCOME (LOSS)	$(370)	$(1,825)	$(2,163)	$(5,326)
Loss (income) from discontinued operations, net of tax	—	(20)	—	569
Income tax expense	154	57	457	287
Interest expense	236	308	758	769
Depreciation and amortization	2,502	1,537	6,834	4,575

EBITDA	$2,522	$57	$5,886	$874
Stock-based compensation	308	346	1,014	1,055
Lease terminations costs	—	—	450	—
Relocation related costs	—	304	—	304
Move related expenses	—	—	866	—

ADJUSTED EBITDA	$2,830	$707	$8,216	$2,233

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
NET INCOME (LOSS)	$(370)	$(1,825)	$(2,163)	$(5,326)
Loss (income) from discontinued operations, net of tax	—	(20)	—	569
Stock-based compensation	308	346	1,014	1,055
Lease terminations costs	—	—	450	—
Move related expenses	—	—	866	—

NON-GAAP INCOME (LOSS)	$(62)	$(1,499)	$167	$(3,702)

NET INCOME (LOSS) PER SHARE:
Basic	$(0.03)	$(0.14)	$(0.17)	$(0.43)

Diluted	$(0.03)	$(0.14)	$(0.17)	$(0.43)

NON-GAAP INCOME (LOSS) Per Share:
Basic	$(0.00)	$(0.12)	$0.01	$(0.30)

Diluted	$(0.00)	$(0.12)	$0.01	$(0.30)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
TOTAL REVENUES	$66,533	$70,871	$209,805	$211,268
Pass-thru revenue	(10,654)	(9,999)	(32,882)	(26,444)
Cost of product revenue	(25,681)	(35,304)	(84,934)	(113,181)

SERVICE FEE EQUIVALENT REVENUE	$30,198	$25,568	$91,989	$71,643

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidated Balance Sheets

(In Thousands, Except Share Data)

	September 30,	December 31,
	2012	2011
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$17,793	$17,695
Restricted cash	471	827
Accounts receivable, net of allowance for doubtful accounts of $479 and $663 at September 30, 2012 and December 31, 2011, respectively	38,057	52,679
Inventories, net of reserves of $1,696 and $1,555 at September 30, 2012 and December 31, 2011, respectively	25,453	30,487
Other receivables	7,340	11,915
Prepaid expenses and other current assets	4,663	4,697

Total current assets	93,777	118,300

PROPERTY AND EQUIPMENT, net	25,539	14,945
OTHER ASSETS	3,928	3,127

Total assets	123,244	136,372

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$19,073	$23,939
Trade accounts payable	33,437	48,544
Deferred revenue	6,808	6,766
Accrued expenses	19,353	18,657

Total current liabilities	78,671	97,906
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	5,771	3,583
DEFERRED REVENUE	6,190	5,908
DEFERRED RENT	5,661	901

Total liabilities	96,293	108,298

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Preferred stock, $1.00 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.001 par value; 35,000,000 shares authorized; 12,807,086 and 12,782,907 shares issued at September 30, 2012 and December 31, 2011, respectively; and 12,780,225 and 12,764,546 shares outstanding as of September 30, 2012 and December 31, 2011, respectively	13	13
Additional paid-in capital	105,707	104,645
Accumulated deficit	(80,061)	(77,898)
Accumulated other comprehensive income	1,413	1,399
Treasury stock at cost, 32,161 and 18,361 shares as of September 30, 2012 and December 31, 2011, respectively	(121)	(85)

Total shareholders’ equity	26,951	28,074

Total liabilities and shareholders’ equity	$123,244	$136,372

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended September 30, 2012

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$27,619	$—	$27,619
Service fee revenue	28,260	—	—	28,260
Service fee revenue - affiliate	1,034	—	(1,034)	—
Pass-thru revenue	10,654	—	—	10,654

Total revenues	39,948	27,619	(1,034)	66,533

COSTS OF REVENUES:
Cost of product revenue	—	25,681	—	25,681
Cost of service fee revenue	21,099	—	(702)	20,397
Cost of pass-thru revenue	10,654	—	—	10,654

Total costs of revenues	31,753	25,681	(702)	56,732

Gross profit	8,195	1,938	(332)	9,801
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	8,763	1,350	(332)	9,781

Income (loss) from operations	(568)	588	—	20
INTEREST EXPENSE, NET	49	187	—	236

Income (loss) before income taxes	(617)	401	—	(216)
INCOME TAX PROVISION (BENEFIT)	(23)	177	—	154

NET INCOME (LOSS)	$(594)	$224	$—	$(370)

NON-GAAP NET INCOME (LOSS)	$(286)	$224	$—	$(62)

EBITDA	$1,908	$614	$—	$2,522

ADJUSTED EBITDA	$2,216	$614	$—	$2,830

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(594)	$224	$—	(370)
Income tax expense (benefit)	(23)	177	—	154
Interest expense , net	49	187	—	236
Depreciation and amortization	2,476	26	—	2,502

EBITDA	$1,908	$614	$—	$2,522
Stock-based compensation	308	—	—	308

ADJUSTED EBITDA	$2,216	$614	$—	$2,830

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(594)	$224	$—	$(370)
Stock-based compensation	308	—	—	308

NON-GAAP NET INCOME (LOSS)	$(286)	$224	$—	$(62)

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Nine Months Ended September 30, 2012

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$91,901	$—	$91,901
Service fee revenue	85,022	—	—	85,022
Service fee revenue - affiliate	3,620	—	(3,620)	—
Pass-thru revenue	32,882	—	—	32,882

Total revenues	121,524	91,901	(3,620)	209,805

COSTS OF REVENUES:
Cost of product revenue	—	84,934	—	84,934
Cost of service fee revenue	64,196	—	(2,200)	61,996
Cost of pass-thru revenue	32,882	—	—	32,882

Total costs of revenues	97,078	84,934	(2,200)	179,812

Gross profit	24,446	6,967	(1,420)	29,993
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	27,342	5,019	(1,420)	30,941

Income (loss) from operations	(2,896)	1,948	—	(948)
INTEREST EXPENSE (INCOME), NET	140	618	—	758

Income (loss) before income taxes	(3,036)	1,330	—	(1,706)
INCOME TAX PROVISION (BENEFIT)	(92)	549	—	457

NET INCOME (LOSS)	(2,944)	781	—	(2,163)

NON-GAAP NET INCOME (LOSS)	$(614)	$781	$—	$167

EBITDA	$3,872	$2,014	$—	$5,886

ADJUSTED EBITDA	$6,202	$2,014	$—	$8,216

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(2,944)	$781	$—	(2,163)
Income tax expense (benefit)	(92)	549	—	457
Interest expense (income)	140	618	—	758
Depreciation and amortization	6,768	66	—	6,834

EBITDA	$3,872	$2,014	$—	$5,886
Stock-based compensation	1,014	—	—	1,014
Lease termination costs	450	—	—	450
Move related costs	866	—	—	866

ADJUSTED EBITDA	$6,202	$2,014	$—	$8,216

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(2,944)	$781	$—	$(2,163)
Stock-based compensation	1,014	—	—	1,014
Lease termination costs	450	—	—	450
Move related costs	866	—	—	866

NON-GAAP NET INCOME (LOSS)	$(614)	$781	$—	$167

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships. PFSweb and PFSweb Retail Connect include certain ongoing activity formerly reported as eCOST.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended September 30, 2011

(In Thousands)

		Business &
	PFSweb	Retail Connect	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$37,923	$—	$—	$37,923
Service fee revenue	22,949	—	—	—	22,949
Service fee revenue - affiliate	1,518	—	—	(1,518)	—
Pass-thru revenue	9,999	—	—	—	9,999

Total revenues	34,466	37,923	—	(1,518)	70,871

COSTS OF REVENUES:
Cost of product revenue	—	35,304	—	—	35,304
Cost of service fee revenue	18,204	—	—	(541)	17,663
Cost of pass-thru revenue	9,999	—	—	—	9,999

Total costs of revenues	28,203	35,304	—	(541)	62,966

Gross profit	6,263	2,619	—	(977)	7,905
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	8,398	1,964	—	(977)	9,385

Income (loss) from operations	(2,135)	655	—	—	(1,480)
INTEREST EXPENSE (INCOME), NET	(30)	338	—	—	308

Income (loss) before income taxes	(2,105)	317	—	—	(1,788)
INCOME TAX PROVISION (BENEFIT)	(74)	131	—	—	57

INCOME (LOSS) FROM CONTINUING OPERATIONS	(2,031)	186	—	—	(1,845)
INCOME FROM DISCONTINUED OPERATIONS, NET OF TAX	—	—	20		20

NET INCOME (LOSS)	$(2,031)	$186	$20	$—	$(1,825)

NON-GAAP NET INCOME (LOSS)	$(1,685)	$186	$—	$—	$(1,499)

EBITDA	$(606)	$663	$—	$—	$57

ADJUSTED EBITDA	$44	$663	$—	$—	$707

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(2,031)	$186	$20	$—	(1,825)
Income from discontinued operations, net of tax	—	—	(20)	—	(20)
Income tax expense (benefit)	(74)	131	—	—	57
Interest expense (income)	(30)	338	—	—	308
Depreciation and amortization	1,529	8	—	—	1,537

EBITDA	$(606)	$663	$—	$—	$57
Stock-based compensation	346	—	—	—	346
Relocation related costs	304				304

ADJUSTED EBITDA	$44	$663	$—	$—	$707

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(2,031)	$186	$20	$—	$(1,825)
Income from discontinued operations, net of tax	—	—	(20)	—	(20)
Stock-based compensation	346	—	—	—	346

NON-GAAP NET INCOME (LOSS)	$(1,685)	$186	$—	$—	$(1,499)

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships. PFSweb and PFSweb Retail Connect include certain ongoing activity formerly reported as eCOST.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Nine Months Ended September 30, 2011

(In Thousands)

		Business &
	PFSweb	Retail Connect	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$122,005	$—	$—	$122,005
Service fee revenue	62,819	—	—	—	62,819
Service fee revenue - affiliate	4,769	—	—	(4,769)	—
Pass-thru revenue	26,446	—	—	(2)	26,444

Total revenues	94,034	122,005	—	(4,771)	211,268

COSTS OF REVENUES:
Cost of product revenue	—	113,181	—	—	113,181
Cost of service fee revenue	48,904	—	—	(1,663)	47,241
Cost of pass-thru revenue	26,446	—	—	(2)	26,444

Total costs of revenues	75,350	113,181	—	(1,665)	186,866

Gross profit	18,684	8,824	—	(3,106)	24,402
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	24,974	6,235	—	(3,106)	28,103

Income (loss) from operations	(6,290)	2,589	—	—	(3,701)
INTEREST EXPENSE (INCOME), NET	(146)	915	—	—	769

Income (loss) before income taxes	(6,144)	1,674	—	—	(4,470)
INCOME TAX PROVISION (BENEFIT)	(350)	637	—	—	287

INCOME (LOSS) FROM CONTINUING OPERATIONS	(5,794)	1,037	—	—	(4,757)
LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX	—	—	(569)		(569)

NET INCOME (LOSS)	$(5,794)	$1,037	$(569)	$—	$(5,326)

NON-GAAP NET INCOME (LOSS)	$(4,739)	$1,037	$—	$—	$(3,702)

EBITDA	$(1,737)	$2,611	$—	$—	$874

ADJUSTED EBITDA	$(378)	$2,611	$—	$—	$2,233

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(5,794)	$1,037	$(569)	$—	(5,326)
Loss from discontinued operations, net of tax	—	—	569	—	569
Income tax expense (benefit)	(350)	637	—	—	287
Interest expense (income)	(146)	915	—	—	769
Depreciation and amortization	4,553	22	—	—	4,575

EBITDA	$(1,737)	$2,611	$—	$—	$874
Stock-based compensation	1,055	—	—	—	1,055
Relocation related costs	304				304

ADJUSTED EBITDA	$(378)	$2,611	$—	$—	$2,233

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(5,794)	$1,037	$(569)	$—	$(5,326)
Loss from discontinued operations, net of tax	—	—	569	—	569
Stock-based compensation	1,055	—	—	—	1,055

NON-GAAP NET INCOME (LOSS)	$(4,739)	$1,037	$—	$—	$(3,702)

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships. PFSweb and PFSweb Retail Connect include certain ongoing activity formerly reported as eCOST.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of September 30, 2012

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$13,983	$3,810	$—	$17,793
Restricted cash	—	471	—	471
Accounts receivable, net	25,465	12,909	(317)	38,057
Inventories, net	—	25,453	—	25,453
Other receivables	—	7,340	—	7,340
Prepaid expenses and other current assets	3,182	1,481	—	4,663

Total current assets	42,630	51,464	(317)	93,777

PROPERTY AND EQUIPMENT, net	25,325	214	—	25,539
RECEIVABLE/INVESTMENT IN AFFILIATES	13,456	—	(13,456)	—
OTHER ASSETS	3,799	129	—	3,928

Total assets	85,210	51,807	(13,773)	123,244

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$12,003	$7,070	$—	$19,073
Trade accounts payable	8,461	25,293	(317)	33,437
Deferred revenue	6,781	27	—	6,808
Accrued expenses	13,336	6,017	—	19,353

Total current liabilities	40,581	38,407	(317)	78,671

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	5,725	46	—	5,771
PAYABLE TO AFFILIATES	—	22,795	(22,795)	—
DEFERRED REVENUE	6,190	—	—	6,190
DEFERRED RENT	5,629	32	—	5,661

Total liabilities	58,125	61,280	(23,112)	96,293

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	13	19	(19)	13
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	105,707	28,059	(28,059)	105,707
Retained earnings (accumulated deficit)	(79,920)	(40,630)	40,489	(80,061)
Accumulated other comprehensive income	1,406	2,079	(2,072)	1,413
Treasury stock	(121)	—	—	(121)

Total shareholders’ equity	27,085	(9,473)	9,339	26,951

Total liabilities and shareholders’ equity	$85,210	$51,807	$(13,773)	$123,244

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of December 31, 2011

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$12,818	$4,877	$—	$17,695
Restricted cash	138	689	—	827
Accounts receivable, net	35,881	17,133	(335)	52,679
Inventories, net	—	30,487	—	30,487
Other receivables	—	11,915	—	11,915
Prepaid expenses and other current assets	3,273	1,424	—	4,697

Total current assets	52,110	66,525	(335)	118,300

PROPERTY AND EQUIPMENT, net	14,884	61	—	14,945
RECEIVABLE/INVESTMENT IN AFFILIATES	13,130	—	(13,130)	—
OTHER ASSETS	2,973	154	—	3,127

Total assets	83,097	66,740	(13,465)	136,372

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$13,918	$10,021	$—	$23,939
Trade accounts payable	12,089	36,790	(335)	48,544
Deferred revenue	6,749	17	—	6,766
Accrued expenses	11,998	6,659	—	18,657

Total current liabilities	44,754	53,487	(335)	97,906

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	3,513	70	—	3,583
PAYABLE TO AFFILIATES	—	22,495	(22,495)	—
DEFERRED REVENUE	5,908	—	—	5,908
DEFERRED RENT	901	—	—	901

Total liabilities	55,076	76,052	(22,830)	108,298

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	13	19	(19)	13
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	104,645	28,059	(28,059)	104,645
Retained earnings (accumulated deficit)	(77,950)	(40,446)	40,498	(77,898)
Accumulated other comprehensive income	1,398	2,056	(2,055)	1,399
Treasury stock	(85)	—	—	(85)

Total shareholders’ equity	28,021	(9,312)	9,365	28,074

Total liabilities and shareholders’ equity	$83,097	$66,740	$(13,465)	$136,372

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